Exhibit 10.4

THE SECURITY REPRESENTED BY THIS STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES (“BLUE SKY”) LAWS OF ANY STATE. ACCORDINGLY, THIS STOCK PURCHASE WARRANT MAY NOT BE TRANSFERRED, SOLD, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (A “TRANSFER”) EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER ANY APPLICABLE STATE ("BLUE SKY") SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS STOCK PURCHASE WARRANT.

Warrant No.	Number of Series RX-2 Preferred Shares: __________
Date of Issuance: June __, 2019	(subject to adjustment)
Number of Common Shares: __________
(subject to adjustment)

FINDEX.COM, INC.

Stock Purchase Warrant

Findex.com, Inc., a Nevada corporation (the “Company”), for value received, hereby certifies that ___________________ or [his/its] registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time up until the Expiration Date (as defined in Section 5 hereof) up to (i) ______________ shares, as adjusted from time to time pursuant to the provisions of this Stock Purchase Warrant (this “Warrant”), of Series RX-2 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series RX-2 Preferred Stock”), at an exercise price per share of __________ cents ($0.0_), or, (ii) at any time following Automatic Conversion of the Series RX-2 Preferred Stock into common stock, par value $0.001 per share, of the Company (the “Common Stock”) in accordance with and as such term is defined within Section 5(a) of the certificate of designations for the Series RX-2 Preferred Stock filed by the Company with the Secretary of State of the State of Nevada on June __, 2019 (the “Series RX-2 Preferred C of D”), a number of shares of Common Stock, as adjusted from time to time pursuant to the provisions of this Warrant, into which the shares of Series RX-2 Preferred Stock for which this Warrant had been exercisable had been converted, in each case at an exercise price per share of __________ cents ($0.0_). The shares of Series RX-2 Preferred Stock or Common Stock issuable upon exercise of this Warrant are referred to hereinafter interchangeably as “Warrant Stock” and the exercise price per share of Warrant Stock, as adjusted from time to time pursuant to the provisions of this Warrant, is referred to hereinafter as the “Exercise Price.”

This Warrant is issued in connection with that certain Securities Exchange Agreement dated as of June __, 2019, by and between the Company and the Registered Holder.

1.       Exercise.

(a)       Manner of Exercise. To the extent that this Warrant shall have become exercisable for any shares of Warrant Stock pursuant to Subsection 1(a) or 1(b) above, this Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, together with the purchase/exercise form attached hereto as Exhibit A duly completed and executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, accompanied by payment in full of the aggregate Exercise Price, by check or wire transfer, in respect of the number of shares of Warrant Stock purchased upon such exercise (in each such case, the “Aggregate Exercise Price”).

(b)       Effective Time of Exercise.  Each exercise of purchase rights under this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided for in Subsection 1(a) above, and immediately after which, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock to be represented by such certificates.

(c)       Delivery to Registered Holder. As soon as practicable after the exercise, in whole or in part, of any purchase rights under this Warrant in accordance with the procedure set forth in Subsection 1(a) above, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder, upon payment by such Registered Holder of any applicable transfer taxes, may direct:

(i)       a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder or designee shall be entitled pursuant to such exercise of purchase rights hereunder, and

(ii)       in case such exercise shall have been in part only, a new warrant dated as of the date hereof in substantively identical form to this Warrant except for an appropriate reduction in the remaining number of Warrant Shares for which it shall thereafter be exercisable (without giving effect to any adjustment[s] thereof already having occurred).

2.       Adjustments.

(a)       Stock-Splits and Dividends.  If, at any time prior to Automatic Conversion of the Series RX-2 Preferred Stock, outstanding shares of Series RX-2 Preferred Stock or Common Stock shall be subdivided into a greater number of shares of the same, or a dividend in Series RX-2 Preferred Stock or Common Stock shall be paid in respect of the Series RX-2 Preferred Stock or Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Series RX-2 Preferred Stock or Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(b)  Other Adjustment-Triggering Events.  In the event that there shall occur at any time on or after the date hereof but prior to the Expiration Date (as defined in Section 5 of this Warrant) any change in the Common Stock into some number of other shares of any class or classes of stock, whether by way of capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or transfer of all or substantially all of the assets of the Company or otherwise, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such recapitalization, reclassification, reorganization, merger, exchange, sale of assets or otherwise, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 2.

(c)       Notice of Adjustment. When any adjustment is required to be made in the Warrant Stock or the Exercise Price pursuant to this Section 2, the Company shall provide reasonable Notice to the Registered Holder containing (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment, and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

3.       Transfers.

(a)       Unregistered Security.  The Registered Holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer, or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. The Registered Holder also acknowledges that it has been advised to consult its own independent legal advisor with respect to the applicable resale restrictions and the Registered Holder is solely responsible for complying with such restrictions and the Company is not responsible for ensuring compliance by the Registered Holder or, if applicable, the disclosed principal, with the applicable resale restrictions. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b)       Transferability.  Subject to the provisions of Section 3(a) above, this Warrant and all rights hereunder shall be transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment in form satisfactory to counsel for the Company at the principal office of the Company.

(c)       Warrant Register. The Company shall maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

4.       No Impairment.  The Company shall not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

5.       Termination.  This Warrant (and the right to purchase the shares of Warrant Stock that have vested and become exercisable pursuant to this Warrant) shall terminate upon the earlier to occur of the following (the “Expiration Date”):

(a)       the effectiveness of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or other similar occurrence involving the Company; or

(b)       December 31, 2021.

6.       Notices of Certain Transactions. In the event that the Company shall:

(i)       the Company shall set a record date for the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(ii)       of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

(iii)       of the voluntary or involuntary dissolution, liquidation, or winding-up of the Company,

then, and in each such case, the Company shall provide Notice to the Registered Holder of this Warrant specifying, as the case may be, (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, or winding-up) are to be determined. Such notice shall be provided at least twenty (20) days prior to the record date or effective date for the event specified in such notice.

7.       Reservation of Shares.  Anything to the contrary contained in this Warrant notwithstanding, the Registered Holder may not exercise this Warrant for Common Stock unless and until Automatic Conversion has occurred and the Company has available authorized but unissued shares of Common Stock. The Company shall use commercially reasonable efforts, as soon as practicable following the date hereof, to reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock as from time to time shall be issuable upon the exercise of this Warrant.

8.       Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) upon delivery of a sworn affidavit and indemnity agreement (with surety if reasonably required by the Company) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company shall caused to be issued, in lieu thereof, a new Warrant of like tenor.

9.       No Rights as Shareholder.  Unless and until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or be able to exercise any rights of a shareholder of the Company by virtue of its holding of this Warrant.

10.       No Fractional Shares.  No fractional shares of Series RX-2 Preferred Stock or Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Series RX-2 Preferred Stock or Common Stock, as applicable, on the date of exercise, as determined in good faith by the Company’s board of directors.

11.       Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the Registered Holder.

12.       Representations of Registered Holder.  The Registered Holder hereby represents and warrants to the Company that:

(a)       this Warrant and any Warrant Stock for which it may be exercised constitutes “restricted securities” as such term is used in the rules and regulations under the Securities Act and that such securities have not been and will not be registered under the Securities Act or any state securities law, and that such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions;

(b)       the Registered Holder has read and fully understands the terms of this Warrant, including the restrictions on transfer contained herein;

(c)       the Registered Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant and/or the Warrant Stock and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; and

(d)       the Company may affix the following or a similar legend (in addition to any other legend(s), if any, required by applicable state corporate and/or securities laws) to certificates for shares issued upon exercise of this Warrant:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.”

13.       Headings.  The headings in this Warrant are used for convenience only and are not to be considered in construing or interpreting any provision of this Warrant.

14.       Governing Law.  This Warrant shall be governed, construed, and interpreted in accordance with the laws of the State of Florida without giving effect to principles of conflicts of law.

15.       Successors and Assigns.  Unless otherwise provided in this Warrant, the terms and conditions of this Warrant shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties. Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

16.       Severability. If any one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision were so excluded and be enforceable in accordance with its terms.

17.       No Waiver.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Warrant, upon any breach or default of any other party under this Warrant, shall impair any such right, power, or remedy of a non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of any similar breach or default thereafter occurring. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Warrant, or any waiver on the part of any party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to any party, shall be cumulative, not mutually exclusive.

18.       Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by any party hereto to another (herein collectively called “Notice”) shall be in writing and delivered personally or mailed by registered or certified mail, postage prepaid and return receipt requested, by email or by Federal Express, UPS, or other reputable overnight courier as follows:

IF TO THE COMPANY:	Findex.com, Inc. 1313 South Killian Drive Lake Park, FL 33403 Attn.: Steven Malone Email: smalone@ecosmartsurfaces.com

IF TO THE REGISTERED HOLDER:	___________________
___________________
___________________
Attn.: ______________
Email: ______________

Notice given by email shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next normal business day after receipt if not received during the recipient’s normal business hours. All Notices by email shall be confirmed by the sender thereof promptly after transmission in writing by registered or certified mail, personal delivery, Federal Express, UPS or other reputable overnight courier.

IN WITNESS WHEREOF, the Company has caused this Stock Purchase Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

.	FINDEX.COM, INC.

By:
Name: Steven Malone
Title: President & Chief Executive Officer

Agreed and Acknowledged:

Name:

EXHIBIT A

PURCHASE/EXERCISE FORM

To: FINDEX.COM, INC.                                                                                            Dated: _____________

The undersigned, pursuant to the provisions set forth in the attached Warrant No. [___], hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant and herewith makes payment of $ _________, representing the Aggregate Exercise Price for such shares as defined in Section 1(c) of the Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 12 of the Warrant and by its signature below hereby makes such representations and warranties to the Company.

Signature:________________________

Name (print):_______________________

Title (if applicable.):_____________________

Company (if applicable.):__________________